UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):        October 5, 2026

Skyworks Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-05560	04-2302115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5260 California Avenue Irvine, California		92617
(Address of principal executive offices)		(Zip Code)

(949)	231-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	SWKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Current Report on Form 8-K is being filed in connection with the completion on October 5, 2026 (the “Closing Date”), of the previously announced merger transaction between Skyworks Solutions, Inc. (“Skyworks”) and Qorvo, Inc. (“Qorvo”), pursuant to the Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”), dated as of October 27, 2025, by and among Skyworks, Qorvo, Comet Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Skyworks (“Merger Sub I”), and Comet Acquisition II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Skyworks (“Merger Sub II”).

Pursuant to the Merger Agreement, on the Closing Date, (i) Merger Sub I merged with and into Qorvo (the “First Merger”), with Qorvo surviving the First Merger as a wholly owned subsidiary of Skyworks (the “Surviving Corporation”), and (ii) immediately following the First Merger, and as the second step in a single integrated transaction with the First Merger, the Surviving Corporation merged with and into Merger Sub II (the “Second Merger,” and together with the First Merger, the “Mergers”), with Merger Sub II continuing as the surviving entity in the Second Merger and a wholly owned subsidiary of Skyworks (the “Surviving Company”). Capitalized terms used but not defined herein have the meanings specified in the Merger Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 2.03, 5.02 and 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Merger Consideration

Pursuant to the terms of the Merger Agreement, at the effective time of the First Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of Qorvo (“Qorvo Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Qorvo Common Stock that were held (a) directly or indirectly, by any wholly-owned subsidiary of Qorvo immediately prior to the Effective Time, (b) by Qorvo (or in Qorvo’s treasury), and (c) directly or indirectly, by Skyworks, Merger Sub I, Merger Sub II or any other wholly-owned subsidiary of Skyworks immediately prior to the Effective Time) was converted into the right to receive (i) 0.960 (the “Exchange Ratio”) shares of common stock, par value $0.25 per share, of Skyworks (“Skyworks Common Stock”), without interest, and (ii) $32.50 in cash, without interest (the “Per Share Cash Amount”), subject to applicable withholding taxes, (the foregoing clauses (i) and (ii), collectively, the “Merger Consideration”). No fractional shares of Skyworks Common Stock are being issued in the Mergers and Qorvo stockholders became entitled to receive cash in lieu of any fractional shares, as specified in the Merger Agreement.

Treatment of Equity Awards

Pursuant to the Merger Agreement, at the Effective Time, each outstanding equity award with respect to Qorvo Common Stock was treated as follows:

•	Each outstanding Qorvo restricted stock unit (“Qorvo RSU Award”) that (a) was vested but not yet settled as of immediately prior to the Effective Time, (b) by its terms became vested in all respects as a result of the occurrence of the Closing or (c) was held by a non-employee member of the Qorvo board of directors as of immediately prior to the Effective Time (collectively, the “Accelerated Qorvo RSUs”), was cancelled in consideration for the right to receive (i) the Merger Consideration in respect of each share of Qorvo Common Stock that was subject to such Accelerated Qorvo RSU immediately prior to the Effective Time and (ii) an amount in cash equal to all dividend equivalents, if any, accrued but unpaid as of the Effective Time with respect to each such Accelerated Qorvo RSU. The number of shares of Qorvo Common Stock subject to any Accelerated Qorvo RSUs that remained subject to performance-based vesting conditions as of immediately prior to the Closing Date (i.e., any Qorvo RSU Award for which the level of performance vesting had not yet been determined) was determined by assuming, in respect of such Qorvo RSU Award, achievement at target performance, subject to certain exceptions for individuals for whom achievement was assumed at the greater of target performance and actual performance as of immediately prior to the Effective Time.

•	Each outstanding Qorvo RSU Award that was not an Accelerated Qorvo RSU (the “Unvested Qorvo RSU Awards”), was assumed by Skyworks and converted automatically into a restricted stock unit award covering shares of Skyworks Common Stock (each, an “Adjusted RSU Award”), on the same terms and conditions as were applicable to such Qorvo RSU Award immediately prior to the Effective Time (other than performance-based vesting conditions, which no longer apply following the Effective Time, with dividend equivalents continuing to accrue in respect of such Adjusted RSU Awards and with all accrued dividend equivalents paid at such time as the Adjusted RSU Award is settled), except that the number of shares of Skyworks Common Stock subject to each such Adjusted RSU Award as of the Effective Time was determined by multiplying (a) the number of shares of Qorvo Common Stock subject to the corresponding Unvested Qorvo RSU Award immediately prior to the Effective Time by (b) an amount equal to the sum of (i) the Exchange Ratio, plus (ii) the quotient obtained by dividing the Per Share Cash Amount by the volume weighted average trading price of Skyworks Common Stock on Nasdaq for the five (5) consecutive trading days ending on the trading day immediately preceding the Closing Date, as calculated by Bloomberg L.P. (such amount, the “Conversion Ratio”), with any fractional shares in the resulting product rounded to the nearest whole share. The number of shares of Qorvo Common Stock subject to any such Unvested Qorvo RSU Award that remain subject to performance-based vesting conditions for which the level of performance vesting had not yet been determined as of immediately prior to the Closing Date, including any accrued but unpaid dividend equivalents, was determined by assuming, in respect of such Unvested Qorvo RSU Award, achievement at target performance, subject to certain exceptions for individuals for whom achievement was assumed at the greater of target performance and actual performance as of immediately prior to the Effective Time. In the event of a termination of employment of any holder of an Adjusted RSU Award by Skyworks, the Surviving Company or one of their affiliates without “cause” or by such holder with “good reason” (each as defined in the applicable Qorvo equity plan or equity award agreement), in each case within the eighteen (18)-month period following the Closing Date, any such Adjusted RSU Awards held by such holder will accelerate and vest in full.

The foregoing summary of the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Skyworks with the U.S. Securities and Exchange Commission (the “SEC”) on October 28, 2025, and is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K.

As previously disclosed, on August 10, 2026, Skyworks issued $800,000,000 5.000% Senior Notes due 2028, $600,000,000 5.750% Senior Notes due 2032 and $600,000,000 6.250% Senior Notes due 2036 (collectively, the “Notes”), pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-297918) filed with the SEC on August 3, 2026. The net proceeds received from the sale of the Notes were used to finance the cash consideration for the Mergers.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Items 2.01, 2.03 and 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Resignations and Appointment of Directors

In accordance with the terms of the Merger Agreement, immediately following the Effective Time, the size of the board of directors of Skyworks (the “Skyworks Board”) was increased to consist of eleven (11) directors: (i) Philip G. Brace, who continues to serve as the Chief Executive Officer of Skyworks, (ii) seven (7) directors designated by Skyworks (the “Skyworks Designees”) and (iii) three (3) directors designated by Qorvo (the “Qorvo Designees”), each of whom will hold office until the next annual meeting of stockholders of Skyworks.

In addition to Mr. Brace, the Skyworks Designees are Christine King, Alan S. Batey, Eric J. Guerin, Suzanne E. McBride, David P. McGlade, Robert A. Schriesheim and Maryann Turcke (each of whom was an existing director of Skyworks as of immediately prior to the Effective Time). The Qorvo Designees are Robert A. Bruggeworth, Richard L. Clemmer and Christopher R. Koopmans.

Each of the Qorvo Designees will be eligible to receive compensation for their service as directors on the same basis as other non-employee directors of Skyworks (as described in Skyworks’ definitive proxy statement filed with the SEC on April 3, 2026). In accordance with the directors’ equity compensation program, on the fifth business day following the date of their initial appointment to the Board, each of the Qorvo Designees will automatically be granted an award consisting of restricted stock units with an aggregate grant date fair value of approximately $230,000, prorated for the period from the date of appointment to the scheduled date of Skyworks’ next annual meeting of stockholders. The number of restricted stock units subject to each award will be determined by reference to the average closing price of Skyworks Common Stock over the 30 consecutive trading day period ending on (and including) the grant date, and rounding such result to the nearest whole share (with .50 and greater being rounded up). Each award will vest on the scheduled date of Skyworks’ next annual meeting of stockholders, subject to the director’s continued service on the Skyworks Board through such date.

Effective upon and in connection with the Closing, Kevin L. Beebe resigned from the Skyworks Board and all committees of the Skyworks Board. Such resignation was not the result of any disagreement with Skyworks on any matter relating to Skyworks’ operations, policies or practices.

As of the date of this Current Report on Form 8-K, appointments for Qorvo Designees to committees of the Skyworks Board have not yet been determined. Skyworks will file an amendment to this Current Report on Form 8-K under Item 5.02 containing such information within four business days after the committee appointments are determined or otherwise become available.

None of Mr. Bruggeworth, Mr. Clemmer or Mr. Koopmans has any family relationship with Skyworks’ directors or executive officers or any persons nominated or chosen by Skyworks to be a director or executive officer, and none of Mr. Bruggeworth, Mr. Clemmer or Mr. Koopmans is a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Officer Transitions

Effective upon and in connection with the Closing, Robert Terry, one of Skyworks’ named executive officers for fiscal year 2025, ceased to serve as Senior Vice President, General Counsel and Secretary of Skyworks, and Mr. Terry’s last day of employment with Skyworks will be October 5, 2026. Upon his departure, Mr. Terry will receive separation benefits in connection with a termination without cause as provided for in Skyworks’ Severance and Change in Control Benefits Plan, a copy of which has been previously filed with the SEC, provided that any outstanding equity awards held by him will be treated in accordance with their terms, as amended. From and after the Closing, Jason K. (J.K.) Givens, formerly Qorvo's Senior Vice President and General Counsel, Secretary, will be Skyworks’ Senior Vice President and General Counsel, Secretary.

Item 8.01	Other Events.

On October 5, 2026, Skyworks issued a press release announcing consummation of the transaction between Skyworks and Qorvo. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Skyworks’ and Qorvo’s current expectations, estimates and projections about the potential benefits of the transaction between Skyworks and Qorvo, their respective businesses and industries, management’s beliefs and certain assumptions made by Skyworks and Qorvo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control and are not guarantees of future results, such as statements about the anticipated benefits of the transaction. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) failure to realize the anticipated benefits of the transaction, including as a result of delay in integrating the businesses of Skyworks and Qorvo; (ii) Skyworks’ and Qorvo’s ability to implement their business strategies; (iii) pricing trends; (iv) potential litigation relating to the transaction that has been or could be instituted against the parties or their respective directors; (v) the risk that disruptions from the transaction will harm Skyworks’ or Qorvo’s business, including current plans and operations; (vi) the ability of Skyworks or Qorvo to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the completion of the transaction (viii) uncertainty as to the long-term value of Skyworks’ common stock; (ix) legislative, regulatory and economic developments affecting Skyworks’ and Qorvo’s businesses; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Skyworks and Qorvo operate; (xii) potential business uncertainty, including changes to existing business relationships, as a result of the transaction that would affect the parties’ financial performance; and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Skyworks’ and Qorvo’s response to any of the aforementioned factors. These risks, as well as other risks associated with the transaction, are more fully discussed in the joint proxy statement/prospectus previously filed in connection with the transaction. While the list of factors presented here and in the joint proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Skyworks’ or Qorvo’s consolidated financial condition, results of operations or liquidity. Neither Skyworks nor Qorvo assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Financial statements, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report on Form 8-K is required to be filed.

(b) Pro-Forma Financial Information

Financial statements, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibits Number	Description

2.1	Agreement and Plan of Merger, dated as of October 27, 2025, by and among Skyworks, Merger Sub I, Merger Sub II, and Qorvo (incorporated by reference to Exhibit 2.1 to Skyworks’ Current Report on Form 8-K filed with the SEC on October 28, 2025, File No. 001-05560)*

99.1	Press Release, dated October 5, 2026

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyworks Solutions, Inc.

October 5, 2026	By:	/s/ Philip M. Carter
	Name:	Philip M. Carter
	Title:	Senior Vice President and Chief Executive Officer